                       NOTICE OF GUARANTEED DELIVERY FOR
                             KATZ MEDIA CORPORATION

         As set forth in the Prospectus dated ____________, 1997 the ("Prospectus") of Katz Media Corporation (the "Company") and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Company's offer to exchange (the "Exchange Offer") all of its outstanding 10 1/2% Series A Senior Subordinated Notes due 2007 (the "Old Notes") for its 10 1/2% Series B Senior Subordinated Notes due 2007 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended, if certificates for the Old Notes are not immediately available or if the Old Notes, the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent, or the procedure for book-entry transfer cannot be completed, prior to 5:00 p.m., New York City time, on the Expiration Date (as defined herein). This form may be delivered by an Eligible Institution by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent as set forth below. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ____________1997, UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  TO: AMERICAN STOCK TRANSFER & TRUST COMPANY

                           By Hand/Overnight Courier:
                    American Stock Transfer & Trust Company
                                 40 Wall Street
                                   46th Floor
                            New York, New York 10005
                        Attn: Reorganization Department

                                 BY Facsimile:
                                 (718) 234-5001

                             Confirm by Telephone:
                                 (800) 937-5449

                                For Information:
                                 (800) 937-5449

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.



Ladies and Gentlemen:

         Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal (which together constitute the "Exchange Offer"), the undersigned hereby tenders to the Company, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures."

Principal Amount of Outstanding Notes Tendered:*

$_______________________________        If the Old Notes will be delivered by
Certificate Nos. (if available):    book-entry transfer to The Depository Trust
                                        Company, provide account number.


___________________________________
Total Principal Amount Represented by
Outstanding Notes:

$_____________________________________ Account Number_______________________


* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

         ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL
REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

X_______________________________________________   __________________________

X_______________________________________________   __________________________
     Signature(s) of Owner(s)                                Date
     or Authorized Signatory

Area Code and Telephone Number:_____________________

         Must be signed by the registered holder(s) of Old Notes exactly as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or the person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): _____________________________________________________________________

Capacity:_____________________________________________________________________

Address(es):__________________________________________________________________

                                   GUARANTEE


         The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures," together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


_______________________________________      _________________________________
            Name of Firm                            Authorized Signature


_______________________________________      _________________________________
               Address                                   Title


_______________________________________       Name: __________________________
                                                       (Please Type or Print)

Area Code and Tel. No.: _______________       Dated: _________________________


NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.